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             SECURITIES AND EXCHANGE COMMISSION

                   Washington D. C.  20549

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                  FORM 8-K/A (Amendment #1)

           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):           May 7, 1999


                    Hecla Mining Company
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   (Exact name of registrant as specified in its charter)


                          Delaware
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       (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
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(Commission File Number)   (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
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(Address of principal executive offices)          (Zip Code)


                       (208) 769-4100
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               (Registrant's Telephone Number)







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Item 7.   FINANCIAL    STATEMENTS,   PRO   FORMA   FINANCIAL
          INFORMATION AND EXHIBITS.

Exhibit 4 - Amended Form of Warrant Agreement (including the form  of  Warrant) by  and  between Hecla Mining
            Company and the Warrant Agent






                          SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY



                              By  /s/ Michael B. White
                                ----------------------------
                                Name:   Michael B. White
                                Title:  Vice President -
                                        General Counsel


Dated:  May 12, 1999











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                        EXHIBIT INDEX



EXHIBIT NO.              TITLE


4 - Amended Form of Warrant Agreement (including the form of Warrant) by and between Hecla
              Mining Company and the Warrant Agent
































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